Exhibit 4.2
SUPPLEMENTAL INDENTURE
ADDITIONAL SUBSIDIARY GUARANTEES
1.841% Senior Secured First Lien Notes due 2023
SUPPLEMENTAL INDENTURE (this “Supplemental Indenture for Additional Guarantees”), dated as of January 5, 2021, among each of the signatories hereto (each, a “Guaranteeing Subsidiary”), each a subsidiary of NRG Energy, Inc. (or its permitted successor), a Delaware corporation (the “Company”), the Company, the other Guarantors (as defined in the Indenture referred to herein) and Deutsche Bank Trust Company Americas, as trustee under the Indenture referred to below (the “Trustee”).
W I T N E S S E T H
WHEREAS, the Company has heretofore executed and delivered to the Trustee an indenture (the “Base Indenture”), dated as of December 2, 2020, between the Company and the Trustee, as amended by a Supplemental Indenture (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), dated as of December 2, 2020, among the Company, the Guarantors named therein and the Trustee, providing for the original issuance of an aggregate principal amount of $0 of 1.841% Senior Secured First Lien Notes due 2023 (the “Notes”);
WHEREAS, the Indenture provides that under certain circumstances the Guaranteeing Subsidiaries shall execute and deliver to the Trustee a supplemental indenture pursuant to which the Guaranteeing Subsidiaries shall unconditionally guarantee all of the Company’s Obligations under the Notes and the Indenture on the terms and conditions set forth herein (the “Subsidiary Guarantee”); and
WHEREAS, pursuant to Sections 4.10 and 9.01 of the Supplemental Indenture, the Trustee, the Company and the other Guarantors are authorized to execute and deliver this Supplemental Indenture for Additional Guarantees.
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, each Guaranteeing Subsidiary and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:
1.CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Supplemental Indenture.
2.AGREEMENT TO GUARANTEE. Each Guaranteeing Subsidiary hereby becomes a party to the Supplemental Indenture as a Guarantor and as such will have all the rights and be subject to all the Obligations and agreements of a Guarantor under the Indenture. Each Guaranteeing Subsidiary hereby agrees to provide an unconditional Guarantee on the terms and subject to the conditions set forth in the Subsidiary Guarantee and in the Supplemental Indenture including but not limited to Article 10 thereof.

3.NO RECOURSE AGAINST OTHERS. No director, officer, employee, incorporator or stockholder of the Company or any Guarantor, as such, will have any liability for any obligations of the Company or the Guarantors under the Notes, the Indenture, the Subsidiary Guarantees or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes. The waiver may not be effective to waive liabilities under the federal securities laws.
4.NEW YORK LAW TO GOVERN. THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS SUPPLEMENTAL INDENTURE FOR ADDITIONAL GUARANTEES BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.
5.COUNTERPARTS. The parties may sign any number of copies of this Supplemental Indenture for Additional Guarantees. Each signed copy shall be an original, but all of them together represent the same agreement. Facsimile, documents executed, scanned and transmitted electronically and electronic signatures, including those created or transmitted through a software platform or application, shall be deemed original signatures for purposes of this Supplemental Indenture and all matters and agreements related thereto, with such facsimile, scanned and electronic signatures having the same legal effect as original signatures.
6.EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.
7.THE TRUSTEE. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture for Additional Guarantees or for or in respect of the recitals contained herein, all of which recitals are made solely by the Guaranteeing Subsidiaries and the Company.
8.RATIFICATION OF INDENTURE; SUPPLEMENTAL INDENTURE FOR ADDITIONAL GUARANTEES PART OF INDENTURE. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture for Additional Guarantees shall form a part of the Indenture for all purposes, and every Holder of Notes heretofore or hereafter authenticated and delivered shall by bound hereby.
[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture for Additional Guarantees to be duly executed and attested, all as of the date first above written.
AIRTRON, INC.
BOUNCE ENERGY, INC.
CENTRICA HIVE US, INC.
HOME WARRANTY HOLDINGS CORP.
HOME WARRANTY OF AMERICA, INC.
MASTERS, INC.
RSG HOLDING CORP.

By:________________________________
Name: Gaëtan C. Frotté
Title: Vice President

CENTRICA US HOLDINGS INC.
DIRECT ENERGY MARKETING INC.
GATEWAY ENERGY SERVICES CORPORATION

By:________________________________
Name: Gaëtan C. Frotté
Title: Vice President

AWHR AMERICA’S WATER HEATER RENTALS, L.L.C.
DIRECT ENERGY LEASING, LLC

By: RSG Holding Corp., as sole member
By:________________________________
Name: Gaëtan C. Frotté
Title: Vice President

[Signature Page – Supplemental Indenture for Additional Guarantees (Senior Secured First Lien Notes due 2023)]

CENTRICA HOLDCO GP, LLC
DIRECT ENERGY GP, LLC
DIRECT ENERGY OPERATIONS, LLC
DIRECT ENERGY SERVICES, LLC
FIRST CHOICE POWER, LLC

By: Direct Energy Marketing Inc., as sole member
By:________________________________
Name: Gaëtan C. Frotté
Title: Vice President

DIRECT ENERGY BUSINESS MARKETING, LLC

By: Direct Energy Business, LLC, as sole member
By:________________________________
Name: Gaëtan C. Frotté
Title: Vice President

DIRECT ENERGY BUSINESS, LLC

By: Direct Energy Services, LLC, as sole member
By:________________________________
Name: Gaëtan C. Frotté
Title: Vice President

CPL RETAIL ENERGY L.P.
WTU RETAIL ENERGY L.P.

By: Centrica HoldCo GP, LLC, as General Partner
By:________________________________
Name: Gaëtan C. Frotté
Title: Vice President

DIRECT ENERGY, LP

By: Direct Energy GP, LLC, as General Partner
By:________________________________
Name: Gaëtan C. Frotté
Title: Vice President

[Signature Page – Supplemental Indenture for Additional Guarantees (Senior Secured First Lien Notes due 2023)]

                        NRG ENERGY, INC.
By: ________________________________
Name: Gaëtan Frotté
Title: Senior Vice President & Treasurer

[Signature Page – Supplemental Indenture for Additional Guarantees (Senior Secured First Lien Notes due 2023)]

ACE ENERGY, INC.
ALLIED HOME WARRANTY GP LLC
ALLIED WARRANTY LLC
ARTHUR KILL POWER LLC
ASTORIA GAS TURBINE POWER LLC
BIDURENERGY, INC.
CABRILLO POWER I LLC
CABRILLO POWER II LLC
CARBON MANAGEMENT SOLUTIONS LLC
CIRRO ENERGY SERVICES, INC.
CIRRO GROUP, INC.
CONNECTICUT JET POWER LLC
DEVON POWER LLC
DUNKIRK POWER LLC
EASTERN SIERRA ENERGY COMPANY LLC
EL SEGUNDO POWER, LLC
EL SEGUNDO POWER II, LLC
ENERGY CHOICE SOLUTIONS LLC
ENERGY PLUS HOLDINGS LLC
ENERGY PLUS NATURAL GAS LLC
EVERYTHING ENERGY LLC
FORWARD HOME SECURITY, LLC
GCP FUNDING COMPANY, LLC
GREEN MOUNTAIN ENERGY COMPANY
GREGORY PARTNERS, LLC
GREGORY POWER PARTNERS LLC
HUNTLEY POWER LLC
INDEPENDENCE ENERGY ALLIANCE LLC
INDEPENDENCE ENERGY GROUP LLC
INDEPENDENCE ENERGY NATURAL GAS LLC
INDIAN RIVER OPERATIONS INC.
INDIAN RIVER POWER LLC
MERIDEN GAS TURBINES LLC
MIDDLETOWN POWER LLC

By:
Name: Gaëtan C. Frotté
Title: Treasurer
[Signature Page – Supplemental Indenture for Additional Guarantees (Senior Secured First Lien Notes due 2023)]

MONTVILLE POWER LLC
NEO CORPORATION
NEW GENCO GP, LLC
NORWALK POWER LLC
NRG ADVISORY SERVICES LLC
NRG AFFILIATE SERVICES INC.
NRG ARTHUR KILL OPERATIONS INC.
NRG ASTORIA GAS TURBINE OPERATIONS INC.
NRG BUSINESS SERVICES LLC
NRG CABRILLO POWER OPERATIONS INC.
NRG CALIFORNIA PEAKER OPERATIONS LLC
NRG CEDAR BAYOU DEVELOPMENT COMPANY, LLC
NRG CONNECTED HOME LLC
NRG CURTAILMENT SOLUTIONS, INC.
NRG DEVELOPMENT COMPANY INC.
NRG DEVON OPERATIONS INC.
NRG DISPATCH SERVICES LLC
NRG DISTRIBUTED ENERGY RESOURCES HOLDINGS LLC
NRG DISTRIBUTED GENERATION PR LLC
NRG DUNKIRK OPERATIONS INC.
NRG ECOKAP HOLDINGS LLC
NRG EL SEGUNDO OPERATIONS INC.
NRG ENERGY LABOR SERVICES LLC
NRG ENERGY SERVICES GROUP LLC
NRG GENERATION HOLDINGS INC.
NRG GREENCO LLC
NRG HOME & BUSINESS SOLUTIONS LLC
NRG HOME SERVICES LLC
NRG HOME SOLUTIONS LLC
NRG HOME SOLUTIONS PRODUCT LLC
NRG HOMER CITY SERVICES LLC
NRG HQ DG LLC
NRG HUNTLEY OPERATIONS INC.
NRG IDENTITY PROTECT LLC
NRG ILION LP LLC
NRG INTERNATIONAL LLC
NRG MEXTRANS INC.
NRG MIDDLETOWN OPERATIONS INC.
NRG MONTVILLE OPERATIONS INC.
NRG NORTH CENTRAL OPERATIONS INC.

By:
Name: Gaëtan C. Frotté
[Signature Page – Supplemental Indenture for Additional Guarantees (Senior Secured First Lien Notes due 2023)]

Title: Treasurer
[Signature Page – Supplemental Indenture for Additional Guarantees (Senior Secured First Lien Notes due 2023)]

NRG NORWALK HARBOR OPERATIONS INC.
NRG OSWEGO HARBOR POWER OPERATIONS INC.
NRG PORTABLE POWER LLC
NRG POWER MARKETING LLC
NRG RENTER’S PROTECTION LLC
NRG RETAIL LLC
NRG RETAIL NORTHEAST LLC
NRG ROCKFORD ACQUISITION LLC
NRG SAGUARO OPERATIONS INC.
NRG SECURITY LLC
NRG SERVICES CORPORATION
NRG SIMPLYSMART SOLUTIONS LLC
NRG TEXAS GREGORY LLC
NRG TEXAS HOLDING INC.
NRG TEXAS LLC
NRG TEXAS POWER LLC
NRG WARRANTY SERVICES LLC
NRG WEST COAST LLC
NRG WESTERN AFFILIATE SERVICES INC.
OSWEGO HARBOR POWER LLC
RELIANT ENERGY NORTHEAST LLC
RELIANT ENERGY POWER SUPPLY, LLC
RELIANT ENERGY RETAIL HOLDINGS, LLC
RELIANT ENERGY RETAIL SERVICES, LLC
RERH HOLDINGS, LLC
SAGUARO POWER LLC
SGE ENERGY SOURCING, LLC
SGE TEXAS HOLDCO, LLC
SOMERSET OPERATIONS INC.
SOMERSET POWER LLC
STREAM ENERGY COLUMBIA, LLC
STREAM ENERGY DELAWARE, LLC
STREAM ENERGY ILLINOIS, LLC
STREAM ENERGY MARYLAND, LLC
STREAM ENERGY NEW JERSEY, LLC
STREAM ENERGY NEW YORK, LLC
STREAM ENERGY PENNSYLVANIA, LLC
STREAM GEORGIA GAS SPE, LLC
STREAM OHIO GAS & ELECTRIC, LLC
STREAM SPE GP, LLC

By:
Name: Gaëtan C. Frotté
Title: Treasurer
[Signature Page – Supplemental Indenture for Additional Guarantees (Senior Secured First Lien Notes due 2023)]

[Signature Page – Supplemental Indenture for Additional Guarantees (Senior Secured First Lien Notes due 2023)]

TEXAS GENCO GP, LLC
TEXAS GENCO HOLDINGS, INC.
TEXAS GENCO LP, LLC
US RETAILERS LLC
VIENNA OPERATIONS INC.
VIENNA POWER LLC
WCP (GENERATION) HOLDINGS LLC
WEST COAST POWER LLC
xoom alberta holdings, llc
xoom british columbia holdings, llc
xoom energy global holdings, llc
xoom energy, llc
xoom ontario holdings, llc
xoom solar, llc

By:
Name: Gaëtan C. Frotté
Title: Treasurer

[Signature Page – Supplemental Indenture for Additional Guarantees (Senior Secured First Lien Notes due 2023)]

ENERGY ALTERNATIVES WHOLESALE, LLC
NRG OPERATING SERVICES, INC.
NRG SOUTH CENTRAL OPERATIONS INC.

By:
Name: David Callen
Title: Vice President

NRG CONSTRUCTION LLC
NRG ENERGY SERVICES LLC
NRG MAINTENANCE SERVICES LLC
NRG RELIABILITY SOLUTIONS LLC

By:
Name: Linda Weigand
Title: Treasurer

ENERGY PROTECTION INSURANCE COMPANY

By:
Name: David Callen
Title: Vice President

NRG ILION LIMITED PARTNERSHIP

By: NRG Rockford Acquisition LLC, its General Partner

By:
Name:    Gaëtan Frotté
Title:    Treasurer

NRG SOUTH TEXAS LP

By: Texas Genco GP, LLC, its General Partner

By:    __________________________________
    Name:    Gaëtan Frotté
    Title:    Treasurer

TEXAS GENCO SERVICES, LP

By: New Genco GP, LLC, its General Partner
By:    __________________________________
    Name:    Gaëtan Frotté
[Signature Page – Supplemental Indenture for Additional Guarantees (Senior Secured First Lien Notes due 2023)]

    Title:    Treasurer
[Signature Page – Supplemental Indenture for Additional Guarantees (Senior Secured First Lien Notes due 2023)]

STREAM SPE, LTD.

By: STREAM SPE GP, LLC, the sole general partner

By:    __________________________________
    Name:    Gaëtan Frotté
    Title:    Treasurer

XOOM ENERGY CALIFORNIA, LLC

By:

Name: Leonard Gardner
Title: Vice President

XOOM ENERGY CONNECTICUT, LLC
XOOM ENERGY DELAWARE, LLC
XOOM ENERGY GEORGIA, LLC
XOOM ENERGY ILLINOIS, LLC
XOOM ENERGY INDIANA, LLC
XOOM ENERGY KENTUCKY, LLC
XOOM ENERGY MAINE, LLC
XOOM ENERGY MARYLAND, LLC
XOOM ENERGY MASSACHUSETTS, LLC
XOOM ENERGY MICHIGAN, LLC
XOOM ENERGY NEW HAMPSHIRE, LLC
XOOM ENERGY NEW JERSEY, LLC
XOOM ENERGY NEW YORK, LLC
XOOM ENERGY OHIO, LLC
XOOM ENERGY PENNSYLVANIA, LLC
XOOM ENERGY RHODE ISLAND, LLC
XOOM ENERGY TEXAS, LLC
XOOM ENERGY VIRGINIA, LLC
XOOM ENERGY WASHINGTON D.C., LLC

By: XOOM ENERGY, LLC, the sole member

By:    __________________________________
    Name:    Gaëtan Frotté
    Title:    Treasurer

[Signature Page – Supplemental Indenture for Additional Guarantees (Senior Secured First Lien Notes due 2023)]

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as Trustee

By:
Name:
Title:

By:
Name:
Title:

[Signature Page – Supplemental Indenture for Additional Guarantees (Senior Secured First Lien Notes due 2023)]